SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                  July 12, 2000
                        (Date of earliest event reported)


                        Capital One Financial Corporation
             (Exact name of registrant as specified in its charter)


              Delaware                  1-13300             54-1719854
        (State of incorporation    (Commission File       (IRS Employer
           or organization)             Number)        Identification No.)


2980 Fairview Park Drive
Suite 1300
Falls Church, Virginia                       22042
(Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code: (703) 205-1000

Item 5.  Other Events.


         (a)      See attached press release.


         (b)      Cautionary Factors

         The attached press release contains forward-looking statements which involve a number of risks and uncertainties. The Company cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information as a result of various factors including, but not limited to, the following: continued intense competition from numerous providers of products and services which compete with the Company's businesses; with respect to financial and other products, changes in the Company's aggregate accounts or consumer loan balances and the growth rate thereof, including changes resulting from factors such as shifting product mix, amount of actual marketing expenses made by the Company and attrition of accounts and loan balances; an increase in credit losses (including increases due to a worsening of general economic conditions); the ability of the Company to continue to securitize its credit cards and consumer loans and to otherwise access the capital markets at attractive rates and terms to fund its operations and future growth; difficulties or delays in the development, production, testing and marketing of new products or services; losses associated with new products or services or expansion internationally; financial, legal, regulatory or other difficulties that may affect investment in, or the overall performance of, a product or business, including changes in existing laws to regulate further the credit card and consumer loan industry and the financial services industry, in general (including the flexibility of financial services companies to obtain, use and share consumer data); the amount of, and rate of growth in, the Company's expenses (including salaries and associate benefits and marketing expenses) as the Company's business develops or changes or as it expands into new market areas; the availability of capital necessary to fund the Company's new businesses; the ability of the Company to build the operational and organizational infrastructure necessary to engage in new businesses or to expand internationally; the ability of the Company to recruit experienced personnel to assist in the management and operations of new products and services; and other factors listed from time to time in the Company's SEC reports, including, but not limited to, the Annual Report on Form 10-K for the year ended December 31, 1999 (Part I, Item 1, Risk Factors).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        99.1.     Press Release of the Company dated July 12, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereto duly authorized.

                               CAPITAL ONE FINANCIAL CORPORATION

     Dated: July 12, 2000      By: /s/ John G. Finneran, Jr.
                                  --------------------------------------
                                      John G. Finneran, Jr.
                                      Senior Vice President, General Counsel
                                      and Corporate Secretary

                                                   EXHIBIT INDEX





         99.1     Press Release of the Company dated July 12, 2000.

                                                   Exhibit 99.1

FOR IMMEDIATE RELEASE: Contact: Paul Paquin                    Tatiana Stead
July 12, 2000                    V.P., Investor Relations       Media Relations
                                 (703) 205-1039                 (703) 289-6872

               Capital One Reports Record Second Quarter Earnings

Falls Church,  Va. (July 12, 2000) -- Capital One Financial  Corporation  (NYSE:
COF) today announced record second quarter 2000 earnings of $0.54 per share, or $112.5 million, versus earnings of $0.41 per share, or $87.5 million, for the comparable period in the prior year, an increase of 32 percent.

         "Our results reflect the power of our information-based strategy in providing each of our more than 27 million customers with a unique and tailored journey through Capital One," said Richard D. Fairbank, Capital One's Chairman and Chief Executive Officer. "Our ability to deliver the right product to the right customer has allowed us to add 20,000 net new customers a day and grow our managed loans by an annualized rate of more than 30 percent during the quarter."

         During the second quarter, Capital One added 1.8 million net new accounts, bringing total accounts to 27.1 million. For the quarter, Capital One's managed consumer loan balances increased by $1.6 billion to $21.9 billion. "This robust growth generates the earnings power to deliver a strong bottom line while investing heavily in our future," said Fairbank. On the Internet, on line account originations and on line account servicing increased to 410 thousand and 640 thousand, respectively, as of the end of the second quarter.

         "Relentless scientific testing has fueled spectacular performance across the board and will be a springboard to continued stellar results," said Nigel W. Morris, Capital One's President and Chief Operating Officer. "A key to measuring this success is our risk-adjusted margin which reached an all time record of 17.03 percent, up from the previous record of 16.57 percent set last quarter."

         The managed net charge-off rate remained under four percent for the sixth straight quarter and was 3.97 percent for the three months ending June 30, 2000. In addition, the Company added $35 million to the allowance for loan losses during the second quarter of 2000, increasing the allowance to $407 million or 3.58 percent of reported consumer loans, as of June 30, 2000.

         Contributing to the strong account and managed loan growth during the quarter was an increase in marketing expense to a record $212 million compared to $202 million in the first quarter of 2000 and $178 million in the comparable period of the prior year. Other non-interest expenses (excluding marketing) for the second quarter of 2000 were $531 million, resulting in an annualized operating cost per account of $80.97, down from $82.93 for the first quarter of 2000 and $91.93 for the comparable period in the prior year.

         Headquartered in Falls Church, Virginia, Capital One Financial Corporation (www.CapitalOne.com) is a holding company whose principal subsidiaries, Capital One Bank and Capital One, F.S.B., offer consumer lending products. Capital One's subsidiaries collectively had 27.1 million accounts and $21.9 billion in managed loans outstanding as of June 30, 2000. Capital One is one of the major financial service providers on the Internet, with on-line account decisioning, real-time account numbering, on-line retail deposits and a growing number of customers serviced on-line. Capital One is a FORTUNE 500 company that trades on the New York Stock Exchange under the symbol "COF" and is included in the S&P 500 index.

                                                       # # #


Note: This release,  financial  information and a live webcast of today's 5:00pm
(EDT) analyst call is accessible on the Internet on Capital One's home page (http://www.CapitalOne.com). Click on "Investor Center" to view/download the earnings press release and other financial information.


                                         CAPITAL ONE FINANCIAL CORPORATION (COF)
                                             FINANCIAL & STATISTICAL SUMMARY

                                           2000        2000          1999      1999          1999
(in millions, except per share data         Q2          Q1            Q4        Q3            Q2
and as noted)
-------------------------------------------------------------------------------------------------------
Earnings (Managed Basis)
Net Interest Income                      $  614.4    $  618.9     $  574.8   $  558.9     $   527.1
Non-Interest Income                         554.4       489.3        473.6      438.6         398.5
                                       ----------------------------------------------------------------
Total Revenue                             1,168.8     1,108.2      1,048.4      997.5         925.6

Provision for Loan Losses                   245.0       226.1        218.0      214.3         178.3
Marketing Expenses                          211.6       201.9        202.4      175.2         178.2
Operating Expenses                          530.7       508.0        478.8      454.3         427.9
                                       ----------------------------------------------------------------
Income Before Taxes                         181.5       172.1        149.2      153.8         141.1
Tax Rate                                     38.0%       38.0%        34.4%      38.0%         38.0%
Net Income                               $  112.5    $  106.7     $   97.9     $ 95.4     $    87.5
-------------------------------------------------------------------------------------------------------
Common Share Statistics
Basic EPS                                $   0.57    $   0.54     $   0.50     $ 0.48     $    0.44
Diluted EPS                              $   0.54    $   0.51     $   0.47     $ 0.45     $    0.41
Dividends Per Share                      $   0.03    $   0.03     $   0.03     $ 0.03     $    0.03
Book Value Per Share (period end)        $   8.39    $   7.93     $   7.69     $ 7.29     $    7.11
Stock Price Per Share (period end)       $  44.63    $  47.94     $  48.19   $  39.00     $   55.69
Total Market Capitalization (period end) $8,747.4    $9,376.5     $9,495.2   $7,686.9     $10,991.3
Shares Outstanding (period end)             196.0       195.6        197.0      197.1         197.4
Shares Used to Compute Basic EPS            196.0       196.6        197.3      197.4         197.6
Shares Used to Compute Diluted EPS          208.6       208.7        210.3      210.1         211.5
-------------------------------------------------------------------------------------------------------
Managed Loan Statistics (period avg.)
Average Loans                            $ 20,915    $ 20,181     $ 18,974   $ 18,162     $  17,598
Average Earning Assets                   $ 22,581    $ 22,038     $ 21,323   $ 20,060     $  19,428
Average Assets                           $ 24,567    $ 23,497     $ 22,714   $ 21,563     $  20,714
Average Equity                           $  1,626    $  1,567     $  1,493   $  1,461     $   1,374
Net Interest Margin                         10.88%      11.23%       10.78%     11.14%        10.85%
Risk Adjusted Margin (1)                    17.03%      16.57%       16.24%     16.38%        15.68%
Return on Average Assets (ROA)               1.83%       1.82%        1.72%      1.77%         1.69%
Return on Average Equity (ROE)              27.68%      27.24%       26.22%     26.12%        25.47%
Net Charge-Off Rate                          3.97%       3.87%        3.86%      3.88%         3.73%
Net Charge-Offs                          $  207.6    $  195.3     $  182.9   $  176.0     $   164.0
Cost Per Account (in dollars)            $  80.97    $  82.93     $  85.98   $  90.72     $   91.93
-------------------------------------------------------------------------------------------------------
Managed Loan Statistics (period end)
Reported Loans                           $ 11,383    $  9,449     $  9,914   $  8,286     $   7,427
Securitized Loans                          10,500      10,850       10,323     10,231        10,433
                                       ----------------------------------------------------------------
Total Loans                              $ 21,883    $ 20,299     $ 20,237   $ 18,517     $  17,860
Delinquency Rate (30+ days)                  5.35%       5.26%        5.23%      5.06%         4.72%
Number of Accounts (000's)                 27,133      25,302       23,705     20,845        19,213
Total Assets                             $ 25,610    $ 23,361     $ 23,638   $ 21,577     $  20,985
Capital, Including Preferred Interests   $1,743.9    $1,649.3     $1,613.7   $1,535.3     $ 1,501.0
Capital to Managed Assets Ratio              6.81%       7.06%        6.83%      7.12%         7.15%
-------------------------------------------------------------------------------------------------------------------

(1) Risk adjusted margin is total revenue less net charge-offs as a percentage of average earning assets.


CAPITAL ONE FINANCIAL CORPORATION
Consolidated Balance Sheets
(in thousands)(unaudited)

                                                               June 30         March 31        June 30
                                                                2000             2000            1999
                                                            ------------    -------------  --------------
Assets:
Cash and due from banks                                     $    100,999    $     84,084    $     25,582
Federal funds sold and resale agreements                          10,000          18,000
Interest-bearing deposits at other banks                          78,226          96,491          72,616
                                                            -------------   -------------   -------------
    Cash and cash equivalents                                    189,225         198,575          98,198
Securities available for sale                                  1,507,770       1,519,027       1,615,422
Consumer loans                                                11,382,780       9,449,498       7,426,974
    Less:  Allowance for loan losses                            (407,000)       (372,000)       (266,000)
                                                            -------------   -------------   -------------
Net loans                                                     10,975,780       9,077,498       7,160,974
Premises and equipment, net                                      545,262         501,238         347,168
Interest receivable                                               51,799          81,967          60,858
Accounts receivable from securitizations                       1,302,424         666,972         886,680
Other                                                            554,631         479,781         411,324
                                                            -------------   -------------   -------------
    Total assets                                            $ 15,126,891    $ 12,525,058    $ 10,580,624
                                                            =============   =============   =============

Liabilities:
Interest-bearing deposits                                   $  5,288,927    $  4,096,241    $  2,414,933
Other borrowings                                               2,773,050       1,955,978       1,454,422
Senior notes                                                   4,176,394       3,818,936       4,539,776
Interest payable                                                  96,493          88,438         101,150
Other                                                          1,146,451       1,014,384         667,407
                                                            -------------   -------------   -------------
    Total liabilities                                         13,481,315      10,973,977       9,177,688

Stockholders' Equity:
Common stock                                                       1,997           1,997           1,997
Paid-in capital, net                                             578,915         598,012         626,796
Retained earnings and cumulative other comprehensive income    1,197,370       1,092,021         852,105
    Less:  Treasury stock, at cost                             (132,706)       (140,949)        (77,962)
                                                            -------------   -------------   -------------
    Total stockholders' equity                                 1,645,576       1,551,081       1,402,936
                                                            -------------   -------------   -------------
    Total liabilities and stockholders' equity              $ 15,126,891    $ 12,525,058    $ 10,580,624
                                                            =============   =============   =============

CAPITAL ONE FINANCIAL CORPORATION
Consolidated Statements of Income
(in thousands, except per share data)(unaudited)


                                                      Three Months Ended                 Six Months Ended
                                               June 30     March 31      June 30       June 30      June 30
                                                 2000        2000          1999         2000          1999
                                              ----------  ----------   ----------  -------------  ------------

Interest Income:
Consumer loans, including fees                $ 511,886   $ 488,937   $  353,193   $  1,000,823   $   678,260
Securities available for sale                    22,845      24,734       23,522         47,579        49,745
Other                                             1,776       1,776        1,058          3,552         2,839
                                              ----------  ----------  -----------  -------------  ------------
      Total interest income                     536,507     515,447      377,773      1,051,954       730,844

Interest Expense:
Deposits                                         63,619      52,120       26,438        115,739        50,380
Other borrowings                                 46,914      41,454       21,196         88,368        46,748
Senior notes                                     62,016      68,376       80,654        130,392       153,149
                                              ----------  ----------  -----------  -------------  ------------
      Total interest expense                    172,549     161,950      128,288        334,499       250,277
                                              ----------  ----------  -----------  -------------  ------------
Net interest income                             363,958     353,497      249,485        717,455       480,567
Provision for loan losses                       151,010     126,525       74,301        277,535       148,887
                                              ----------  ----------  -----------  -------------  ------------
Net interest income after provision for loan    212,948     226,972      175,184        439,920       331,680
losses

Non-Interest Income:
Servicing and securitizations                   282,640     270,758      293,606        553,398       565,560
Service charges and other fees                  374,706     341,232      244,874        715,938       467,327
Interchange                                      53,461      43,070       33,567         96,531        63,786
                                              ----------  ----------  -----------  -------------  ------------
      Total non-interest income                 710,807     655,060      572,047      1,365,867     1,096,673

Non-Interest Expense:
Salaries and associate benefits                 236,618     234,836      194,461        471,454       373,655
Marketing                                       211,560     201,938      178,242        413,498       354,330
Communications and data processing               72,933      70,822       62,478        143,755       120,550
Supplies and equipment                           58,167      52,274       42,303        110,441        79,007
Occupancy                                        27,250      25,292       16,381         52,542        30,295
Other                                           135,736     124,758      112,272        260,494       196,553
                                              ----------  ----------  -----------  -------------  -----------
Total non-interest expense                      742,264     709,920      606,137      1,452,184     1,154,390
                                              ----------  ----------  -----------  -------------  ------------
Income before income taxes                      181,491     172,112      141,094        353,603       273,963
Income taxes                                     68,966      65,403       53,616        134,369       104,106
                                              ----------  ----------  -----------  -------------  ------------
                                              ==========  ==========  ===========  =============   ===========
Net income                                    $ 112,525   $ 106,709   $  87,478    $    219,234   $   169,857
                                              ==========  ==========  ===========  =============  ============

Basic earnings per share                      $    0.57   $    0.54   $     0.44   $       1.11   $      0.86
                                              ==========  ==========  ===========  =============  ============
Diluted earnings per share                    $    0.54   $    0.51   $     0.41   $       1.05   $      0.80
                                              ==========  ==========  ===========  =============  ============
Dividends paid per share                      $   0.03    $    0.03   $     0.03   $       0.05   $     0.05
                                              ==========  ==========  ===========  =============  ============


CAPITAL ONE FINANCIAL CORPORATION
Statements of Average Balances, Income and Expense, Yields and Rates (dollars in thousands)(unaudited)

Managed (1)                                            Quarter Ended 6/30/00                Quarter Ended 3/31/00
                                                ---------------------------------  --------------------------------------
                                                  Average     Income/    Yield/       Average       Income/    Yield/
                                                  Balance     Expense    Rate          Balance       Expense   Rate
                                                  -------     -------   ------         -------       -------  ------
Earning assets:
   Consumer loans                               $ 20,915,125  $ 937,935  17.94%    $ 20,181,373   $ 911,418   18.06%
   Securities available for sale                   1,519,369     22,845   6.01        1,681,537      24,734    5.88
   Other                                             146,760      1,776   4.84          174,658       1,776    4.07
                                                -------------------------------------------------------------------------
Total earning assets                            $ 22,581,254  $ 962,556  17.05%    $ 22,037,568   $ 937,928   17.02%
                                                ========================           ==========================

Interest-bearing liabilities:
   Deposits                                     $  4,495,242  $  63,619   5.66%    $  3,894,250   $  52,120   5.35%
   Other borrowings                                2,687,569     46,914   6.98        2,504,724      41,454   6.62
   Senior notes                                    3,659,603     62,016   6.78        4,019,484      68,376   6.80
   Securitization liability                       10,870,733    175,655   6.46       10,458,226      57,124   6.01
                                                ---------------------------------  -------------------------------------
Total interest-bearing liabilities              $ 21,713,147  $ 348,204   6.41%    $ 20,876,684   $ 319,074    6.11%
                                                =========================          ==========================
                                                                         =======                             =======
Net interest spread                                                      10.64%                               10.91%
                                                                         =======                             =======
Interest income to average earning assets                                17.05%                               17.02%
Interest expense to average earning assets                                6.17                                 5.79
                                                                         =======                             =======
Net interest margin                                                      10.88%                               11.23%
                                                                         =======                             =======


(1) The information in this table reflects the adjustment to add back the effect of securitized loans.

CAPITAL ONE FINANCIAL CORPORATION
Statements of Average Balances, Income and Expense, Yields and Rates (dollars in thousands)(unaudited)

Managed (1)                                           Quarter Ended 6/30/99
                                                --------------------------------
                                                  Average      Income/    Yield/
                                                   Balance      Expense   Rate
                                                   -------      -------  -----
Earning assets:
   Consumer loans                               $ 17,597,571 $ 766,595   17.43%
   Securities available for sale                   1,673,433    23,522    5.62
   Other                                             157,425     1,058    2.69
                                                --------------------------------
Total earning assets                            $ 19,428,429 $ 791,175   16.29%
                                                ======================
Interest-bearing liabilities:
   Deposits                                     $  2,270,769 $  26,438    4.66%
   Other borrowings                                1,599,977    21,196    5.30
   Senior notes                                    4,620,921    80,654    6.98
   Securitization liability                       10,161,421   135,788    5.35
                                                 -------------------------------
Total interest-bearing liabilities              $ 18,653,088 $ 264,076    5.66%
                                                ======================  =======
Net interest spread                                                      10.63%
                                                                        ========

Interest income to average earning assets                                16.29%
Interest expense to average earning assets                                5.44
                                                                        ========
Net interest margin                                                      10.85%
                                                                        ========


(1) The information in this table reflects the adjustment to add back the effect of securitized loans.